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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant To Section 13 or 15(d) Of the Securities And Exchange Act Of 1934


                                   May 3, 2002
                Date of Report (Date of earliest event reported)


                          WATSON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      0-20045                   95-3872914
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

       311 Bonnie Circle                                           92880
      Corona, California                                         (Zip Code)
(Address of principal executive
            offices)

                                 (909) 493-5300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events and Regulation FD Disclosure.

     On May 3, 2002, the registrant issued a news release announcing that it had reached an agreement with the U.S. Food and Drug Administration ("FDA") as to certain regulatory matters related to a manufacturing facility located in Corona, California owned and operated by the registrant's subsidiary, Watson Laboratories, Inc., a Nevada corporation. The terms of the agreement with FDA are contained in the consent decree attached as exhibit 99.2 to this Form 8-K. The consent decree is subject to court approval.

     The news release and consent decree are attached as exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

     Statements contained in the attached news release that refer to future events or other non-historical facts are forward-looking statements that reflect the registrant's current perspective of existing trends and information as of the date of the release. Except as expressly required by law, the registrant disclaims any intent or obligation to update these forward-looking statements. Actual results may differ materially from the registrant's current expectations depending upon a number of factors, including but not limited to uncertainties related to the impact of the consent decree on registrant's business and the ability of registrant to assure FDA of the quality and reliability of its quality and manufacturing systems and controls at its Corona facility and to comply successfully with FDA and other governmental regulations. Readers of the attached news release should understand that failure to comply successfully with FDA regulations could result in sanctions, such as, among others, product recalls or seizures, fines, total or partial suspension of production and/or distribution, suspension of the FDA's review of product applications, injunctions, and civil or criminal prosecution. Certain of these sanctions are available to FDA for violation of the Corona consent decree and the registrant is obligated to immediately comply with any such final order of FDA, pending any court review, unless a court instructs otherwise. In addition, forward-looking statements may be adversely affected by other risks and uncertainties as detailed in registrant's periodic public filings with the Securities and Exchange Commission, including but not limited to registrant's Annual Report on Form 10-K for the year ended December 31, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits.
     --------

               99.1 News Release titled "Watson Pharmaceuticals Reaches Agreement with FDA on Terms of Corona, California Consent Decree" dated May 3, 2002.

               99.2 Consent Decree of Permanent Injunction as filed with the United States District Court for the Central District of California.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2002.                  WATSON PHARMACEUTICALS, INC.




                                       By: /s/ Robert C. Funsten
                                          --------------------------------------
                                          Robert C. Funsten
                                          Senior Vice President, General Counsel
                                          and Secretary

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